                           CERTIFICATE SPECIFICATIONS

ANNUITANT                                                         JOHN E DOE
ISSUE DATE                                                        MAY 1, 2002
CERTIFICATE                                                       01234567

ISSUE AGE AND SEX                                                 35 MALE
ANNUITY COMMENCEMENT DATE                                         MAY 1, 2037
PREMIUM INTERVAL                                                  ANNUAL
ANNUAL BILLED PREMIUM                                             $600.00

FIRST PREMIUM                                                     $600.00
FIRST PREMIUM ALLOCATION DATE                                     MAY 1, 2002
CERTIFICATE MAINTENANCE CHARGE                                    $25.00

CURRENT MORTALITY AND EXPENSE
RISK CHARGE                                                       1.25 PERCENT
GUARANTEED MINIMUM FIXED
ACCOUNT EFFECTIVE INTEREST RATE                                   3.5 PERCENT

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                *** TABLE OF WITHDRAWAL AND SURRENDER CHARGES ***

           DURING CERTIFICATE YEAR             PERCENTAGE
                      1                            7
                      2                            6
                      3                            5
                      4                            4
                      5                            3
                      6                            2
                      7                            1
                 8 OR LATER                        0

A4460 A                  PAGE 3 - MORE ON NEXT PAGE                     (XXX)

                     CERTIFICATE SPECIFICATIONS - CONTINUED
                           CERTIFICATE NUMBER 01234567

                      *** VARIABLE ACCOUNT INFORMATION ***

EACH  SUBACCOUNT OF THE AAL VARIABLE  ANNUITY  ACCOUNT I CURRENTLY  INVESTS IN A
SPECIFIC  PORTFOLIO OF THE AAL VARIABLE  PRODUCT SERIES FUND,  INC. OR LB SERIES
FUND, INC.  SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE PORTFOLIOS IN WHICH THEY
INVEST ARE AS FOLLOWS:

   *** SUBACCOUNT ***                    *** PORTFOLIO ***
                                      AAL VARIABLE PRODUCT SERIES FUND, INC.

TECHNOLOGY STOCK                      AAL TECHNOLOGY STOCK
AGGRESSIVE GROWTH                     AAL AGGRESSIVE GROWTH
SMALL CAP STOCK                       AAL SMALL CAP STOCK
SMALL CAP INDEX                       AAL SMALL CAP INDEX
MID CAP STOCK                         AAL MID CAP STOCK
MID CAP INDEX                         AAL MID CAP INDEX
INTERNATIONAL                         AAL INTERNATIONAL
CAPITAL GROWTH                        AAL CAPITAL GROWTH
LARGE COMPANY INDEX                   AAL LARGE COMPANY INDEX
EQUITY INCOME                         AAL EQUITY INCOME
BALANCED                              AAL BALANCED
HIGH YIELD BOND                       AAL HIGH YIELD BOND
BOND INDEX                            AAL BOND INDEX
MONEY MARKET                          AAL MONEY MARKET

*** SUBACCOUNT ***                      *** PORTFOLIO ***
                                      LB SERIES FUND, INC.

FTI SMALL CAP GROWTH                  FTI SMALL CAP GROWTH
OPPORTUNITY GROWTH                    OPPORTUNITY GROWTH
MFS MID CAP GROWTH                    MFS MID CAP GROWTH
MID CAP GROWTH                        MID CAP GROWTH
FI ALL CAP                            FI ALL CAP
GROWTH                                GROWTH
MFS INVESTORS GROWTH                  MFS INVESTORS GROWTH
TRP GROWTH STOCK                      TRP GROWTH STOCK
HIGH YIELD                            HIGH YIELD
INCOME                                INCOME
LIMITED MATURITY BOND                 LIMITED MATURITY BOND

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